                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. 1)

      Date of Report (Date of earliest event reported): OCTOBER 11, 2004

                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)

           NEVADA                                                52-2268239
-------------------------------                              -------------------
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

                                    000-33389
                                    ---------
                            (Commission File Number)

                    2280 TRAILMATE DRIVE, SARASOTA, FL 34243
                    ----------------------------------------
                    (Address of principal executive offices)

                            PAN AMERICAN ENERGY CORP.
             6644 NORTH OCEAN BOULEVARD, OCEAN RIDGE, FLORIDA, 33435
             -------------------------------------------------------
             (Former Name and Address if changed since last report)

        Registrant's telephone number, including area code: 941-753-2875

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 NOTE PAYMENT.

On October 6, 2004, Registrant received a payment of $350,000 against the $3,000,000 promissory note to Registrant from Paul Marshall, bringing the total due under the promissory note to approximately $1,630,000 plus costs and charges. The note payments remain delinquent despite the payment, however, Registrant has not noticed a default under the promissory note upon assurances from Mr. Marshall that payments due under the promissory note will be brought current. Registrant has continued to reserve its right to notice a default under the promissory note, funding agreement, and all other rights it may have against Mr. Marshall and investor group with respect to the promissory note and the funding agreement. If Registrant does not receive the payments due under the promissory note in a timely manner, it will have a material adverse effect on Registrant's operations and its ability to fulfill its business plan.

SECTION 2 - FINANCIAL INFORMATION
SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

(a) Changes to Board of Directors
    ----------------------------

On October 7, 2004, V. L. "Brother" Sandifer of Sayle, Sandifer & Associates LLP was elected and appointed as an outside director of the Registrant and Mr. Sandifer has accepted such appointment.

(b) Press Releases
    --------------

On October 7, 2004, the Registrant issued a Press Release announcing the contract with IPrepay Inc. A specimen of this press release is attached hereto as Exhibit 8.1.1.

On September 7, 2004, the Registrant issued a Press Release announcing the expansion of Load Station Network to 16,000. A specimen of this press release is attached hereto as Exhibit 8.1.2.

On September 2, 2004, the Registrant issued a Press Release announcing the expansion of operations. A specimen of this press release is attached hereto as Exhibit 8.1.3.

On September 1, 2004, the Registrant issued a Press Release announcing the Letter of Intent with the Urban Network. A specimen of this press release Is attached hereto as Exhibit 8.1.4.

SECTION 9 - FINANCIAL STATEMENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                              MORGAN BEAUMONT, INC.
                              ---------------------
                        (A Development Stage Enterprise)
                        --------------------------------

                         Unaudited Financial Statements
                               as of June 30, 2004
                        and for the period July 10, 2000
                           (date of incorporation) to
                                  June 30, 2004

                              Morgan Beaumont, Inc.
                        (A Development Stage Enterprise)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Financial Statements (Unaudited)

Balance Sheet as of June 30, 2004

Statements of Operations for the three months ended June 30, 2004 and for the period
 July 10, 2000 (date of incorporation) to June 30, 2004

Statements of Cash Flows for the three months ended June 30, 2004 and for the period
 July 10, 2000 (date of incorporation) to June 30, 2004

Notes to Financial Statements

                              Morgan Beaumont, Inc.
                              ---------------------
                        (A Development Stage Enterprise)
                        --------------------------------

                                  BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (Unaudited)

--------------------------------------------------------------------------------

ASSETS
------

CURRENT ASSETS:
 Cash and cash equivalents                                   $      201,624
 Receivables:
    Trade (net of allowance for doubtful accounts of $0.00)           4,520
    Note receivable                                                 770,012
 Prepaid expenses and other current assets                           31,000
                                                             ---------------
       Total current assets                                       1,007,156

PROPERTY AND EQUIPMENT - NET                                        121,968

OTHER ASSETS                                                         32,114
                                                             ---------------

TOTAL                                                        $    1,161,238
                                                             ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
 Accounts payable and accrued liabilities                    $      323,410
 Other notes payable                                                 50,000
                                                             ---------------
       Total current liabilities                                    373,410
                                                             ---------------

STOCKHOLDERS' EQUITY
   Common stock - $0.001 par value: 150,000,000
     shares authorized; 102,067,050 shares
     issued and outstanding                                         102,067
   Additional paid-in capital                                     4,498,472
   Note receivable                                               (1,630,000)
   Deficit accumulated during the development stage              (2,182,711)
                                                             ---------------
       Total stockholders' equity                                   787,828
                                                             ---------------

TOTAL                                                        $    1,161,238
                                                             ===============

--------------------------------------------------------------------------------

See notes to financial statements.

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

                                                  Morgan Beaumont, Inc.
                                                  ---------------------
                                            (A Development Stage Enterprise)
                                            --------------------------------

                                                STATEMENTS OF OPERATIONS
                                                       (Unaudited)

--------------------------------------------------------------------------------------------------------------------

                                                                                                     For the period
                                                                                                      July 10, 2000
                                        For the         For the        For the        For the           (date of
                                       six months      six months    three months   three months      incorporation)
                                       ended June      ended June     ended June     ended June             to
                                        30, 2004        30, 2003       30, 2004       30, 2003        June 30, 2004
                                        --------        --------       --------       --------        -------------
NET REVENUES                         $     27,648    $    351,645   $      2,951     $   250,342     $     559,265

COST OF REVENUES                            1,213         142,576            436          68,782           281,542

                                     -------------   -------------  -------------    ------------    --------------

GROSS PROFIT                               26,435         209,069          2,515         181,560           277,723
                                     -------------   -------------  -------------    ------------    --------------

OTHER OPERATING EXPENSES:
Stock based compensation and
 consulting fees                           69,200               -         64,400               -         1,067,286
Impairment of goodwill and
 other intangibles                              -               -              -               -           153,190
Other employee compensation
 and benefits                             319,781         247,793        165,120         128,771           769,924
Professional and consulting fees           72,119           4,841         69,169           2,337           114,698
Selling and marketing                      22,518          61,962         22,142          61,813            89,798
Occupancy and equipment                    63,455          23,613         33,903          13,423           197,575
Office supplies                             3,453           1,025          3,315             849            10,297
Interest                                    3,936           2,907          1,841           2,907            11,484
Other                                      31,082           7,259         29,356           4,443            46,182
                                     -------------   -------------  -------------    ------------    --------------
  Total other operating expenses          585,544         349,400        389,246         214,543         2,460,434
                                     -------------   -------------  -------------    ------------    --------------

NET LOSS                             $   (559,109)   $   (140,331)  $   (386,731)    $   (32,983)    $  (2,182,711)
                                     =============   =============  =============    ============    ==============

NET LOSS PER SHARE -
  Basic and Diluted                  $      (0.00)   $      (0.00)  $      (0.00)    $     (0.00)
                                     =============   =============  =============    ============

Weighted Average Number of Shares
  Outstanding - Basic and diluted      98,483,200      51,423,000    100,426,700      51,423,000
                                     =============   =============  =============    ============

--------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


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

                                        Morgan Beaumont, Inc.
                                        ---------------------
                                  (A Development Stage Enterprise)
                                  --------------------------------

                                      STATEMENTS OF CASH FLOWS
                                             (Unaudited)

----------------------------------------------------------------------------------------------

                                                                                For the period
                                                                                July 10, 2000
                                                  For the           For the       (date of
                                                 six months        six months   incorporation)
                                                 ended June        ended June      To June
                                                  30, 2004          30, 2003       30, 2004
                                                  --------          --------       --------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                       $  (559,109)      $  (140,331)  $  (2,182,711)
 Adjustments to reconcile net loss to
   net cash used in operating activities:
  Depreciation and amortization                      25,033             6,038          58,395
  Stock based compensation and consulting            69,200                 -       1,067,286
  Impairment of goodwill and other intangibles            -                 -         153,190
 Changes in assets and liabilities, net:
  Decrease (increase)  in receivables                (4,520)          (13,039)         (4,520)
  Decrease (increase) in inventories                      -            19,632               -
  Decrease (increase) in prepaid expenses
   and other assets                                  (7,700)            2,500         (41,000)
  Increase (decrease) in accounts payable
   and accrued and other liabilities                 97,200           100,887         323,410
                                                ------------      ------------  --------------
NET CASH USED IN OPERATING ACTIVITIES              (379,896)          (24,313)       (625,950)
                                                ------------      ------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                (24,779)           (6,717)       (127,477)
 Purchase of assets from Typhoon
  Voice Technologies, Inc.                                -                 -          (5,000)
                                                ------------      ------------  --------------
NET CASH USED IN INVESTING ACTIVITIES               (24,779)           (6,717)       (132,477)
                                                ------------      ------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from borrowings under notes payable             -            15,000          97,912
 Repayments of notes payable                        (36,500)                -         (47,912)
 Collection of note receivable from stockholder     599,988                 -         599,988
 Proceeds from the issuance of common stock          20,700                 -         310,063
                                                ------------      ------------  --------------
NET CASH  PROVIDED BY FINANCING ACTIVITIES          584,188            15,000         960,051
                                                ------------      ------------  --------------

NET CHANGE IN CASH AND CASH EQUIVALENTS             179,513           (16,030)        201,624

CASH AND CASH EQUIVALENTS,
 BEGINNING OF PERIOD                                 22,111            22,086               -
                                                ------------      ------------  --------------

CASH AND CASH EQUIVALENTS, END OF PERIOD        $   201,624       $     6,056   $     201,624
                                                ============      ============  ==============

SUPPLEMENTAL DISCLOSURE OF
 CASH FLOW INFORMATION:
Interest paid                                   $     1,936       $         -   $       1,936
                                                ============      ============  ==============
Income taxes paid                               $         -       $         -   $           -
                                                ============      ============  ==============

SUPPLEMENTAL DISCLOSURE OF NON-CASH
 INVESTING AND FINANCING ACTIVITIES:
Purchase of Typhoon Voice Technology assets
 by issuance of stock                           $         -       $         -   $      70,000
                                                ============      ============  ==============
Increase in additional paid-in capital and
  stockholder note receivable                   $ 2,400,012       $         -   $   2,400,012
                                                ============      ============  ==============

----------------------------------------------------------------------------------------------

See notes to financial statements.

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                              Morgan Beaumont, Inc.
                              ---------------------
                        (A Development Stage Enterprise)
                        --------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)
--------------------------------------------------------------------------------

NOTE A - FORMATION AND OPERATIONS OF THE COMPANY

Morgan Beaumont, Inc. ("we", "us", "our") was incorporated under the laws of the state of Florida on July 10, 2000. Because we did not generate significant revenues through June 30, 2004, we are considered to be in the development stage as defined in Financial Accounting Standards Board Statement No. 7. Accordingly, some of our accounting policies and procedures have not yet been established.

We are headquartered in Sarasota, Florida. Our primary products are the Morgan Money Card and Morgan Stored Value MasterCard which are re-loadable financial products for the sub-prime credit market. We have been providing these cards to consumers in the sub-prime credit market sector since the third quarter of 2002. The sub-prime market is generally made up of consumers that do not have checking accounts and/or the ability to obtain debit or credit cards. We have also provided these products to third party companies for co-branding with their company name and logo, and marketing these products under our brand name.

We amended our Articles of Incorporation on June 1, 2004 to change the par value of common stock from $1.00 to $0.001. The effects of this change have been applied retroactively as though the change occurred on July 10, 2000 (date of incorporation).

Basis of Presentation
---------------------

Our accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-QSB and Rule 10-1 of Regulation S-X of the Securities and Exchange Commission (the "SEC"). Accordingly, these financial statements do not include all of the footnotes required by accounting principles generally accepted in the United States of America. In our opinion, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2004 are not necessarily indicative of the results that may be expected for the year ended December 31, 2004. The accompanying financial statements and the notes thereto should be read in conjunction with our audited financial statements as of December 31, 2003 and for the years ended December 31, 2003 and 2002 contained in this Form 8-K.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Actual results could differ from our estimates.

Net Loss Per Share
------------------

We compute net loss per share in accordance with SFAS No. 128 "Earnings per Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the number of common and common equivalent shares outstanding during the period. There have been no common equivalent shares outstanding at any time since our inception; accordingly basic and diluted net loss per share are identical for each of the periods in the accompanying financial statements.

Stock - Based Compensation
--------------------------

We account for equity instruments issued to employees for services based on the fair value of the equity instruments issued and account for equity instruments issued to those other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

We have adopted Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" (SFAS No. 148). This statement amends FASB statement No. 123, "Accounting for Stock Based Compensation". It provides alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for employee stock based compensation. It also amends the disclosure provision of FASB statement No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. As permitted by SFAS No. 123 and amended by SFAS No. 148, we continue to apply the intrinsic value method under Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for our stock-based employee compensation arrangements.

NOTE B - GOING CONCERN

Our financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. We have incurred significant losses since our inception, and have experienced and continue to experience negative cash flows from operations. In addition, we expect to have ongoing requirements for additional capital investment to implement our business plan As such, our ability to continue as a going concern is contingent upon our ability to attain profitable operations by securing financing and implementing our business plan and successfully integrating another possible operating business. In addition, our ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which we operate. Since inception, our operations have been funded through private equity and debt financing, and we expect to continue to seek additional funding through private or public equity and debt financing. As discussed in Note E, in connection with this matter, we entered into an agreement to merge into Pan American Energy Corp. a publicly traded company. As a direct result thereof, an investor representing the controlling interest in this company has agreed to infuse working capital of $3,000,000 to assist with our cash flow needs. In addition to these funds, we also believe this merger will provide us with the ability to raise additional capital. Finally, we expect that operating revenues from the sales of our products and other related revenues will continue to increase. However, there can be no assurance that we will be successful in our efforts to raise additional debt or equity capital and/or that our cash generated by our operations will be adequate to meet our needs. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time.

Our financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

The note payable of $36,500 to officer, which was paid in June 2004, required interest at the rate of 12% per annum, and was secured by substantially all of our assets.

NOTE D - STOCK-BASED COMPENSATION

During the period July 10, 2000 (date of incorporation) to June 30, 2004, we issued 65,076,250 shares of our common stock as consideration for the following services, which were provided by employees or consultants:

Description of Service     Value of Service      Share Price      Shares Issued
----------------------     ----------------      -----------      -------------

Business planning and
 development                $  1,004,663        $  .0167 - .02     60,810,750
Information technology
 services                         57,123        $    .01 - .02      3,965,500
Legal services                     5,500        $    .01 - .02        300,000
                            ------------                           ----------

Totals                      $  1,067,286                           65,076,250
                            ============                           ==========

The value of these services, which was based on the number, and fair value, of shares issued (share prices represent the price at which other shares were sold at the date the services were rendered), has been included in stock based compensation and consulting expense in the accompanying statements of operations.

NOTE E - SUBSEQUENT EVENTS

As consideration for entering an Agreement and Plan of Merger with Pan American Energy Corp. ("PAEC") on May 10, 2004 (which was completed on August 6, 2004), an investor representing the controlling interest in PAEC has agreed to infuse working capital of $3,000,000 (through June 30, 2004, we had received approximately $600,000 from this investor, and subsequent to such date, we collected an additional $770,000). In accordance with generally accepted accounting principles, the remaining unpaid balance of the note has been reflected as a deduction from stockholders' equity in the accompanying balance sheet.

For financial statement purposes, the merger will be treated as a reverse acquisition and a recapitalization with us being treated as the acquirer. PAEC is to complete a cancellation of certain stock, so that PAEC will have approximately 27,000,000 issued and outstanding shares at the time of merger. In exchange for all our common shares outstanding, our shareholders will receive 13,000,000 shares of PAEC common stock (which will represent approximately 32% of the 40,000,000 total issued and outstanding common stock of PAEC after the merger).

EXHIBITS

         8.1.1. Press Release issued October 7, 2004

         8.1.2. Press Release issued September 7, 2004

         8.1.3. Press Release issued September 2, 2004

         8.1.4. Press Release issued September 1, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

CEO and Director

Dated: October 11, 2004